LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Daniel J. Kelly, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/Daniel J. Kelly

Daniel J. Kelly

March 25, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Troy P. Van Beek, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/Troy P. Van Beek

Troy P. Van Beek

March 25, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that David C. Holman, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/David C. Holman

David C. Holman

March 22, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Gerry W. Benusa, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/Gerry W. Benusa

Gerry W. Benusa

March 20, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William B. Westrate, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/William B. Westrate

William B. Westrate

March 25, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Richard M. Steffen, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/Richard M. Steffen

Richard M. Steffen

March 25, 2019

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jessica J. Stauffacher, whose signature appears below, hereby constitutes and appoints Jacqueline Wheeler, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

/s/Jessica J. Stauffacher

Jessica J. Stauffacher

March 21, 2019